Exhibit 10.141
Amendment Number 7
to
OEM Purchase and License Agreement
Between EMC Corporation and Brocade Communications, Inc.
OEM Agreement Number OEM 051208 Dated May 20, 2008
This Amendment Number 7 ("Amendment 7") to the OEM Purchase and License Agreement ("Original Agreement") dated May 20, 2008 BROCADE Communications Systems, Inc., a Delaware corporation with an office located at 130 Holger Way, San Jose, California 95134, and Brocade Communications Switzerland SarL., a Geneva corporation with principal offices at 29 Route de l'Aeroport, Case Postale 105, CH-1215, Geneva 15, Switzerland, (collectively, "Brocade"), and EMC Corporation, 176 South Street, Hopkinton, MA 01748 together with its designated Subsidiaries ("EMC"), and commences on the last date signed below ("Effective Date"). The Original Agreement, as amended by Amendments 1 through 6, is collectively referred to herein as the “Agreement.”
RECITALS
WHEREAS, the parties wish to amend the Agreement to add further products to the Agreement;

NOW THEREFORE, in consideration of the above and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Additional Product. The parties hereby amend the definition of Products to include the Brocade VDX Ethernet Switch family of products (“VDX Products”), subject to the terms of this Amendment7.

2.    Term and Termination. The term of this Amendment 7 will be coterminous with the Agreement. It may be terminated in accordance with the termination provisions of the Agreement.

3.    Terms Specific to VDX Products.

a.	Gross Margin Calculation. For a period of [***] months, Brocade agrees to align to EMC’s Gross Margin target goal of [***]%. As used in this Amendment7, “Gross Margin” will be calculated as follows:
([***]).

b.
Optics. EMC may source optics for use with the VDX Products from Brocade or direct from suppliers consistent with those used in EMC’s own Storage Products. Use of optics as described above will not void the warranty on the VDX Products, and, Brocade will continue to support the VDX Products. The optic quality and part numbers will be reviewed on a quarterly basis.

c.
Review Period for Gross Margins; Rebate Payments. In the event the average Gross Margin over each calendar quarter period of this Amendment (each a “Review Period”) falls below EMC’s target of [***]%, Brocade will provide EMC a rebate on the next calendar quarter net revenue on VDX sales Brocade receives from EMC (i.e., VDX sales net of other rebates and transactional discounts). The eligibility for the rebate is represented in the table below::

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EMC and Brocade Confidential	Page 1 of 4

Gross Margin Calculation Target 30%	Rebate %
[***]	[***]
[***]	[***]

i.
Deal Exception Process. Brocade and EMC agree to leverage a Brocade VDX deals Exception Process to be mutually agreed and operationalized by the parties to address competitive opportunities that require better pricing to win customer deals or opportunities where the Gross Margin falls below the [***]% of Target level in the chart above. Brocade and EMC will evaluate each opportunity on a case by case basis and Brocade will use commercially reasonable efforts to apply additional discounting or other methods to bring the Gross Margin to the [***]% level.

As part of the quarterly Gross Margin Calculation and only when agreed to by both parties, some transactions will be identified as special cases and will not contribute to the overall accounting for gross margin calculation. This will be determined on a sales order by sales order basis. A maximum of two (2) deals will be allowed per Review Period.

ii.
EMC Gross Margin Reporting. Within thirty (30) days of the end of each Review Period, if the Gross Margin for that Review Period is less than [***]% of the target Gross Margin level, EMC will provide Brocade with a statement identifying the average Gross Margin EMC obtained on sales of VDX Products for the preceding Review Period. The Gross Margin review process and average discount for the Product will be reviewed annually for terms and conditions at the request of either party.

d.
Audit of Gross Margin. Brocade may elect at its own expense to audit EMC’s calculation of average Gross Margin once per calendar year with the audit covering the immediately preceding year’s sales of VDX Product. Such audit shall be conducted by an independent third party designated by Brocade and approved by EMC, which approval shall not be unreasonably withheld. The auditor shall be retained on other than a contingent fee basis and operate under a confidentiality and nondisclosure contract in a form reasonably acceptable to EMC. At least thirty (30) days before an audit, Brocade shall notify EMC of its intent to conduct an audit and shall provide EMC with a proposed audit plan. EMC shall only be obligated to disclose information related directly to the sale of VDX Products including optics not procured from Brocade in the immediately preceding calendar year. EMC may reasonably object to the scope and/or specific items to be audited on the grounds that it oversteps the audit rights in this Section. Any reports created by the third party auditor shall be treated as Confidential Information under this Agreement. The auditor may disclose to Brocade whether there is an over- or under-calculation of average Gross Margin and by how much. The auditor shall provide EMC with a copy of any written report or other results of the audit at the same time it provides its report to Brocade. In any quarter , if the results of the audit show that EMC’s calculation of the average Gross Margin based on the following - Gross Margin reported by EMC - Gross Margin determined by the audit > [***]% - then EMC shall reimburse Brocade for the rebate from the audit period consistent with the payment terms of the Agreement, after notice from Brocade.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EMC and Brocade Confidential	Page 2 of 4

e.	MDF Funds to Promote VDX Products. VDX Product sales will fund the MDF account, consistent with the Agreement. The parties will mutually agree regarding spending MDF funds to promote VDX Products.

f.
Training and Support Plan for VDX Products. The parties will agree to a training and support plan for EMC’s sale of the VDX Products that can scale consistent with sales. The plan will include, but not be limited to, escalation processes, training, shadowing, onsite support, and other mutually-agreed topics. Such plan will be an amendment to this Agreement. The parties will review the training and support plan annually to determine whether to extend and/or modify as appropriate.

g.	Pricing for the VDX Products. The prices applicable to EMC’s purchase of VDX Products are stated in Exhibit A (“VDX Product Pricing”) attached to this Amendment 7 and incorporated herein by reference.

4.    No Other Changes. Except as modified in this Amendment 7, the Agreement and current operations processes remain in full force and effect. If any of the terms of the Agreement conflict with this Amendment 7, then the terms of this Amendment 7 will control for VDX Products only.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment 6 to the Agreement by their duly authorized representatives.

Brocade Communication Systems, Inc.	Brocade Communication Switzerland, SarL	EMC Corporation
Sign: /s/ Charles Leeming Print Name: Charles Leeming Title: VP, OEM Data Center Solutions Date: 10/28/14	Sign: /s/ Pierre Mattenberger Print Name: Pierre Mattenberger Title: Director Date: October 30th, 2014	Sign: /s/ Patrick Dennis Print Name: Patrick Dennis Title: SVP Date: 10/31/14

EMC and Brocade Confidential	Page 3 of 4

EXHIBIT A
VDX Product Pricing
See separate Excel spreadsheet

EMC and Brocade Confidential	Page 4 of 4

EMC VDX OEM Pricing - 10/22/14

EMC MODEL#	EMC PN#	BROCADE PN#	CATEGORY	DESCRIPTION	CURRENT PRICE	ANNUAL MAINT.	OOW FEE
[***]	[***]	EM-VDX6740-24-F24-F	SWITCH	VDX-6740 24P/48P 10GbE Switch FTR Air	[***]	[***]	[***]
[***]	[***]	EM-VDX6740-24-R24-F	SWITCH	VDX-6740 24P/48P 10GbE Switch RTF Air	[***]	[***]	[***]
[***]	[***]	EM-VDX6740-64F	SWITCH	VDX-6740 48P 10GbE 4-40GbE Switch FTR	[***]	[***]	[***]
[***]	[***]	EM-VDX6740-64R	SWITCH	VDX-6740 48P 10GbE 4-40GbE Switch RTF	[***]	[***]	[***]
[***]	[***]	EM-VDX6740-8X10G-POD	POD KIT	VDX-6740 8X10GBE POD Upgrade License	[***]	[***]	[***]
[***]	[***]	EM-VDX6740-2X40G-POD	POD KIT	VDX-6740 2X40GBE POD Upgrade License	[***]	[***]	[***]
[***]	[***]	EM-VDX6740-FCOE	SOFTWARE	VDX-6740 FCoE License	[***]	[***]	[***]
[***]	[***]	XEM-R000291	FRU, RACKMOUNT	VDX-6740 27-31 Rack Mount Kit	[***]	[***]	[***]
[***]	[***]	XEM-E1MG-SX-OM-8	FRU, OPTIC	BRCD LBL SFP 1GbE SX OPTIC 8PACK	[***]	[***]	[***]
[***]	[***]	XEM-E1MG-LX-OM	FRU, OPTIC	BRCD LBL SFP 1GbE LX OPTIC 1PACK	[***]	[***]	[***]
[***]	[***]	XEM-E1MG-LX-OM-8	FRU, OPTIC	BRCD LBL SFP 1GbE LX OPTIC 8PACK	[***]	[***]	[***]
[***]	[***]	XEM-10G-SFPP-ER	FRU, OPTIC	BRCD LBL SFP 10GbE ER 40KM OPTIC 1PACK	[***]	[***]	[***]
[***]	[***]	XEM-40G-QSFP-SR4-INT	FRU, OPTIC	BRCD LBL 4x10GbE SR 40G QSFP 1PACK	[***]	[***]	[***]
[***]	[***]	XEM-40G-QSFP-QSFP-C-0101	FRU, OPTIC	BRCD QSFP 40G DIRECT ATTACH 1 METER	[***]	[***]	[***]
[***]	[***]	XEM-40G-QSFP-QSFP-C-0301	FRU, OPTIC	BRCD QSFP 40G DIRECT ATTACH 3 METER	[***]	[***]	[***]
[***]	[***]	XEM-40G-QSFP-QSFP-C-0501	FRU, OPTIC	BRCD QSFP 40G DIRECT ATTACH 5 METER	[***]	[***]	[***]
[***]	[***]	XEM-40G-QSFP-ESR4	FRU, OPTIC	BRCD QSFP 40G SR4 QSFP 300M	[***]	[***]	[***]
[***]	[***]	XEM-000245	FRU, OPTIC	BRCD LBL 4X16GB SHORT WAVE QSFP 1PACK	[***]	[***]	[***]
[***]	[***]	XEM-250WPSAC-F	FRU, PSU	VDX-6740 AC FTR Pwr Supply FAN FRU	[***]	[***]	[***]
[***]	[***]	XEM-250WPSAC-R	FRU, PSU	VDX-6740 AC RTF Pwr Supply FAN FRU	[***]	[***]	[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EMC and Brocade Confidential	Page 1 of 4